Adviser Babson Capital Management LLC 1500 Main Street, P.O. Box 15189 Springfield, Massachusetts 01115-5189 Independent Registered Public Accounting Firm KPMG LLP Boston, Massachusetts 02110	Transfer Agent & Registrar DST Systems, Inc. P.O. Box 219086 Kansas City, Missouri 64121-9086 1-800-647-7374 Internet Website www.babsoncapital.com/mpv
Counsel to the Trust Ropes & Gray LLP Boston, Massachusetts 02110 Custodian State Street Bank and Trust Company Boston, Massachusetts 02116	Babson Capital Participation Investors c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy
Babson Capital Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust’s principal investments are privately placed, below-investment grade (as defined below), long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. These investments may include equity features such as warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. The Trust is prohibited from purchasing below-investment grade securities if, after giving effect to the purchase, more than 75% of the Trusts’ total assets would be invested in below-investment grade securities, which are securities that are rated, at the time of purchase, BB or B by S&P or Ba or B by Moody’s, or, if unrated, are believed by Babson Capital Management LLC (“Babson Capital”) to be of an equivalent quality. In addition, the Trust will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody’s,  or if unrated, is believed by Babson Capital to be of an equivalent quality. In addition, the Trust may invest in high quality, readily marketable securities.

Babson Capital manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-Q
The Trust files its complete  schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. This information  is available (i) on the SEC’s website at http:// www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital.  A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website: http://www.babsoncapital.com/mpv; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust  voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website: http://www.babsoncapital.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.

Babson Capital Participation Investors

TO OUR SHAREHOLDERS

April 30, 2014

We are pleased to present the March 31, 2014 Quarterly Report of Babson Capital Participation Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.27 per share, payable on May 9, 2014 to shareholders of record on April 28, 2014. The Trust also paid a $0.27 per share dividend for the preceding quarter. The Trust earned $0.26 per share of net investment income for the first quarter of 2014, of which approximately $0.05 per share represented income due to nonrecurring items, compared to $0.26 cents per share in the previous quarter, of which approximately $0.04 per share represented income due to nonrecurring items.

During the first quarter, the net assets of the Trust increased to $135,394,699 or $13.20 per share compared to $131,415,408 or $12.83 per share on December 31, 2013. This translates into a 2.9% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 9.9%, 12.2%, 14.3%, 12.9% and 12.0% for the 1-, 3-, 5-, 10-, and 25-year time periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price increased 3.0% during the quarter, from $12.88 per share as of December 31, 2013 to $13.27 per share as of March 31, 2014. The Trust’s market price of $13.27 per share equates to a 0.6% premium over the March 31, 2014 net asset value per share of $13.20. The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 15.5%, 10.5% and 10.5%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 1.1% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, increased 3.0% for the quarter.

Middle market merger and acquisition activity was once again slow during the first quarter of 2014. Despite this, investment activity for the Trust was strong, with five new private placement investments closed in the first quarter. The five new investments were in GenNx Novel Holding, Inc., GTI Holding Company, Hartland Controls Holding Corporation, HHI Group, LLC and VP Holding Company. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $6,747,000. This amount represents a slight increase from the $6,699,000 invested by the Trust in the fourth quarter of 2013, but a 179% increase from the $2,419,000 invested by the Trust in the first quarter of 2013. We are off to a good start for the year and our deal pipeline is currently robust. Competition for new investments continues to be intense though, as there continues to be an overabundance of private debt and equity capital available to be invested. Attractive companies are being aggressively pursued by buyers and lenders alike, pushing purchase prices and leverage multiples continually higher, approaching levels not seen since 2007. Though we are actively closing new deals, we are doing so cautiously and with discipline, consistent with our longstanding investment philosophy of taking prudent levels of risk and getting paid appropriately for the risk taken. For example, the average total leverage profile for the five new investments closed in the first quarter of 2014 was 4.3 times cashflow, which compares favorably to the market average of 4.9 times for middle market leveraged buyouts. This approach has served us well for many years and through all kinds of market cycles.

The condition of the Trust’s existing portfolio remained solid through the first quarter. Sales and earnings for the Trust’s portfolio as a whole continued their upward momentum. Credit upgrades during the quarter outnumbered credit downgrades by a two to one margin. The number of companies on our watch list and in default continues to be at or near the lowest level we have seen over the last five years. This investment resulted in a loss for the Trust though, as the company had been struggling financially for quite some time. We have a large backlog of portfolio companies that are in the process of being sold, with closings expected this year. We had five portfolio companies fully or partially prepay their debt instruments held by the Trust during the first quarter. This relatively low level of prepayment activity is welcome after the unprecedented levels of prepayments we experienced in 2013, when 32 of the Trust’s portfolio companies fully or partially prepaid their debt obligations to the Trust.

(Continued)

While the Trust was able to maintain its $0.27 per share quarterly dividend in the first quarter, this level may not be sustainable for the rest of 2014. Excluding income from non-recurring items, the Trust’s current earnings are less than the dividend rate. Earning are down due principally to the considerable reduction in the number of higher-yielding private debt securities in the portfolio resulting from the high level of prepayment and exit activity that occurred in 2012 and 2013. We were not able to offset this with new investments due to the highly competitive market conditions and the slow merger and acquisition market that have existed most of the past few years. While first quarter 2014 investment activity was strong, we do expect a higher than normal level of exit activity in the portfolio for the rest of 2014. It is therefore unlikely that we can build the portfolio back up to its former size in the near term. As we move through 2014, we and the Board of Trustees will continue to evaluate the earnings capacity of the Trust and seek to formulate a dividend strategy that is consistent with that earnings level.

Thank you for your continued interest in and support of Babson Capital Participation Investors.

Sincerely,

Michael L. Klofas
President

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Babson Capital Participation Investors
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014
(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $88,370,747)	$85,971,411
Corporate restricted securities at market value
(Cost - $16,748,210)	17,420,478
Corporate public securities at market value
(Cost - $37,336,075)	39,195,478
Short-term securities at amortized cost	3,999,663
Total investments (Cost -$146,454,695)	146,587,030
Cash	3,721,200
Interest receivable	1,446,858
Receivable for investments sold	702,231
Other assets	103,304
Total assets	152,560,623

Liabilities:
Note payable	15,000,000
Payable for investments purchased	498,125
Deferred tax liability	737,955
Investment advisory fee payable	304,638
Tax payable	304,004
Interest payable	27,267
Accrued expenses	293,935
Total liabilities	17,165,924
Total net assets	$135,394,699

Net Assets:
Common shares, par value $.01 per share	$102,593
Additional paid-in capital	96,573,337
Retained net realized gain on investments, prior years	37,186,148
Undistributed net investment income	2,756,460
Accumulated net realized gain on investments	(618,219)
Net unrealized depreciation of investments	(605,620)
Total net assets	$135,394,699
Common shares issued and outstanding (14,787,750 authorized)	10,259,379
Net asset value per share	$13.20

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended March 31, 2014
(Unaudited)

Investment Income:
Interest	$3,090,046
Dividends	234,153
Other	14,787
Total investment income	3,338,986

Expenses:
Investment advisory fees	304,638
Interest	153,375
Trustees’ fees and expenses	84,000
Professional fees	73,275
Reports to shareholders	22,500
Custodian fees	7,500
Other	188,297
Total expenses	833,585
Investment income - net	2,505,401

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	440,339
Income tax expense	(1,346)
Net realized loss on investments after taxes	438,993
Net change in unrealized appreciation of investments before taxes	905,758
Net change in deferred income tax expense	(67,395)
Net change in unrealized appreciation of investments after taxes	838,363
Net gain on investments	1,277,356
Net increase in net assets resulting from operations	$3,782,757

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
For the three months ended March 31, 2014
(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$4,503,913
Purchases of portfolio securities	(17,035,356)
Proceeds from disposition of portfolio securities	7,580,474
Interest, dividends and other income received	1,940,220
Interest expense paid	(153,375)
Operating expenses paid	(615,261)
Income taxes paid	(31,346)
Net cash provided by operating activities	(3,810,731)

Cash flows from financing activities:
Cash dividends paid from net investment income	(2,765,925)
Receipts for shares issued on reinvestment of dividends	196,534
Net cash used for financing activities	(2,569,391)

Net decrease in cash	6,380,122
Cash - beginning of year	10,101,322
Cash - end of period	$3,721,200

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$3,782,757

Increase in investments	(7,045,475)
Increase in interest receivable	(190,094)
Increase in receivable for investments sold	(702,231)
Increase in other assets	(85,181)
Increase in deferred tax liability	67,395
Increase in payable for investments purchased	327,149
Increase in investment advisory fee payable	8,953
Decrease in tax payable	(30,000)
Increase in accrued expenses	55,996
Total adjustments to net assets from operations	(7,593,488)
Net cash provided by operating activities	$(3,810,731)

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the three months ended 03/31/2014 (Unaudited)	For the year ended 12/31/2013
Increase in net assets:

Operations:
Investment income - net	$2,505,401	$10,228,050
Net realized loss on investments after taxes	438,993	(1,116,143)
Net change in unrealized appreciation of investments after taxes	838,363	4,650,973
Net increase in net assets resulting from operations	3,782,757	13,762,880

Increase from common shares issued on reinvestment of dividends
Common shares issued (2014 - 15,212; 2013 - 60,918)	196,534	817,760

Dividends to shareholders from:
Net investment income (2014 - $0.00 per share; 2013 - $1.08 per share)	—	(11,039,357)
Total increase in net assets	3,979,291	3,541,283

Net assets, beginning of year	131,415,408	127,874,125

Net assets, end of period/year (including undistributed net investment
income of $2,756,460 and $251,059, respectively)	$135,394,699	$131,415,408

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the three monthsended 03/31/2014	For the years ended December 31,
	(Unaudited)	2013	2012	2011	2010	2009
Net asset value:
Beginning of year	$12.83	$12.56	$11.90	$11.89	$10.91	$11.10
Net investment income (a)	0.24	1.00	1.08	1.14	1.02	0.94
Net realized and unrealized
gain (loss) on investments	0.12	0.35	0.64	0.08	0.95	(0.13)
Total from investment operations	0.36	1.35	1.72	1.22	1.97	0.81
Dividends from net investment
income to common shareholders	—	(1.08)	(1.04)	(1.23)	(1.00)	(1.00)
Dividends from net realized gain
on investments to common shareholders	—	—	(0.04)	(0.00)(b)	—	—
Increase from dividends reinvested	0.01	(0.00)(b)	0.02	0.02	0.01	0.00
Total dividends	0.01	(1.08)	(1.06)	(1.21)	(0.99)	(1.00)
Net asset value: End of period/year	$13.20	$12.83	$12.56	$11.90	$11.89	$10.91
Per share market value:
End of period/year	$13.27	$12.88	$13.91	$15.85	$13.88	$12.20
Total investment return
Net asset value (c)	2.88%	10.97%	15.89%	10.56%	18.71%	7.60%
Market value (c)	3.00%	0.47%	(4.54%)	24.16%	22.94%	40.86%
Net assets (in millions):
End of period/year	$135.39	$131.42	$127.87	$120.32	$119.54	$108.93
Ratio of total expenses
to average net assets	2.53%(e)	2.15%	2.83%	2.18%	2.53%	2.04%
Ratio of operating expense
to average net assets	2.06%(e)	1.51%	1.51%	1.42%	1.46%	1.41%
Ratio of interest expense
to average net assets (d)	0.47%(e)	0.47%	0.49%	0.56%	0.61%	0.63%
Ratio of income tax expenses
to average net assets	0.00%(e)	0.17%	0.83%	0.20%	0.46%	0.00%
Ratio of net investment income
to average net assets	7.60%(e)	7.77%	8.82%	9.33%	8.96%	8.55%
Portfolio turnover	6%	30%	34%	21%	27%	23%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)
Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

(e)	Annualized

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$12	$12
Asset coverage per $1,000
of indebtedness	$10,026	$9,761	$9,525	$9,021	$10,962	$10,077

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2014
(Unaudited)

Corporate Restricted Securities - 76.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 63.50%

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 2019	$667,428	10/17/12	$655,885	$680,776
Limited Liability Company Unit Class A Common (B)	11,364 uts.	10/17/12	11,364	47,407
Limited Liability Company Unit Class A Preferred (B)	102 uts.	10/17/12	102,270	112,719
			769,519	840,902
A H C Holding Company, Inc.
A designer and manufacturer of boilers and water heaters for the commercial sector.
Limited Partnership Interest (B)	12.26% int.	11/21/07	96,028	217,487

A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
14% Senior Subordinated Note due 2020	$1,028,531	12/20/13	1,008,569	1,042,402
Limited Liability Company Unit Class A (B)	3,094 uts.	*	153,704	269,391
Limited Liability Company Unit Class B (B)	1,479 uts.	10/09/09	52,999	128,775
* 10/09/09 and 10/27/10.			1,215,272	1,440,568

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2014 (D)	$420,000	05/15/08	413,944	210,000
13% Senior Subordinated Note due 2015 (D)	$420,000	05/15/08	384,627	—
Common Stock (B)	60,000 shs.	05/15/08	60,000	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	21,099 shs.	05/15/08	35,654	—
			894,225	210,000
ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 2019	$500,000	08/01/12	455,543	504,591
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	155,513
Warrant, exercisable until 2022, to purchase
common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	25,832
			622,989	685,936
ACP Cascade Holdings LLC
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	32 uts.	11/09/12	—	—

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
14% Senior Subordinated Note due 2018	$1,134,615	12/07/12	$1,120,201	$1,082,662
Limited Liability Company Unit (B)	1,431 uts.	*	143,077	108,634
* 12/07/12 and 07/11/13.			1,263,278	1,191,296

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	421 shs.	12/27/07	208,456	774,055
Convertible Preferred Stock Series B (B)	28 shs.	01/04/11	21,600	51,064
			230,056	825,119
All Current Holding Company
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
Common Stock (B)	713 shs.	09/26/08	71,303	140,886
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	507 shs.	09/26/08	46,584	100,181
			117,887	241,067
American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2014	$1,237,502	*	1,236,569	1,175,627
Preferred Class A Unit (B)	1,706 uts.	**	170,600	72,848
Preferred Class B Unit (B)	808 uts.	06/09/08	80,789	201,890
Common Class B Unit (B)	16,100 uts.	01/22/04	1	—
Common Class D Unit (B)	3,690 uts.	09/12/06	—	—
* 01/22/04 and 06/09/08.			1,487,959	1,450,365
** 01/22/04 and 09/12/06.

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	114 uts.	10/04/12	113,636	188,490

Apex Analytix Holding Corporation
A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and Europe.
Preferred Stock Series B (B)	1,623 shs.	04/28/09	162,269	253,655
Common Stock (B)	723 shs.	04/28/09	723	193,094
			162,992	446,749

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
14.75% Senior Subordinated Note due 2018	$798,248	12/21/11	$782,981	$814,213
Limited Liability Company Unit Class B (B)	26 uts.	12/21/11	28,418	55,702
Limited Liability Company Unit Class C (B)	224 uts.	12/21/11	221,582	454,621
			1,032,981	1,324,536
ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
13.5% Senior Subordinated Note due 2020	$1,320,076	05/21/13	1,296,043	1,346,477
Preferred Stock Series (B)	29 shs.	05/21/13	289,604	300,540
Common Stock (B)	29 shs.	05/21/13	32,178	93,215
			1,617,825	1,740,232
Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2016	$205,667	05/18/05	182,168	205,667
Preferred Stock (B)	33 shs.	10/16/09	33,224	102,497
Common Stock (B)	263 shs.	05/18/05	263,298	30,126
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	69 shs.	05/18/05	59,362	7,898
			538,052	346,188
Baby Jogger Holdings LLC
A designer and marketer of premium baby strollers and stroller accessories.
14% Senior Subordinated Note due 2019	$942,213	04/20/12	927,265	961,057
Common Stock (B)	754 shs.	04/20/12	75,376	128,520
			1,002,641	1,089,577
Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 2018	$317,730	10/12/12	312,605	317,730
13% Senior Subordinated Note due 2019	$322,437	10/12/12	302,146	322,671
Common Stock (B)	51,064 shs.	10/12/12	51,064	85,219
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	33,738
			686,031	759,358
BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
14% Senior Subordinated Note due 2018	$1,072,480	10/17/12	1,055,207	1,055,897
Limited Liability Company Unit Class A (B)	417 uts.	10/17/12	41,667	34,173
Limited Liability Company Unit Class B (B)	167 uts.	10/17/12	166,666	192,590
			1,263,540	1,282,660

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Bravo Sports Holding Corporation
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014	$1,207,902	06/30/06	$1,204,304	$1,087,112
Preferred Stock Class A (B)	465 shs.	06/30/06	141,946	61,029
Common Stock (B)	1 sh.	06/30/06	152	—
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	164 shs.	06/30/06	48,760	21,448
			1,395,162	1,169,589
C D N T, Inc.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014	$26,817	08/07/08	26,779	26,817
12.5% Senior Subordinated Note due 2015	$429,070	08/07/08	417,675	429,070
Common Stock (B)	41,860 shs.	08/07/08	41,860	99,973
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	32,914 shs.	08/07/08	32,965	78,608
			519,279	634,468
Capital Specialty Plastics, Inc.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)	55 shs.	*	252	534,257
*12/30/97 and 05/29/99.

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note due 2019	$1,412,605	05/09/13	1,334,685	1,448,120
Preferred Stock (B)	1,350 shs.	05/09/13	134,972	94,903
Preferred Stock (B)	489 shs.	05/09/13	48,721	34,397
Common Stock (B)	140 shs.	05/09/13	14,864	53,484
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	58 shs.	05/09/13	5,430	22,215
			1,538,672	1,653,119
CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% Senior Subordinated Note due 2018	$747,933	01/19/11	719,432	755,413
14% Senior Subordinated Note due 2019	$193,893	08/03/12	190,734	197,771
Common Stock (B)	375 shs.	01/19/11	37,500	47,594
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	37,411
			976,916	1,038,189

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Church Services Holding Company
A provider of diversified residential services to homeowners in Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 2018	$416,375	03/26/12	$406,018	$420,130
Common Stock (B)	1,327 shs.	*	132,700	103,754
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	57 shs.	03/26/12	5,740	4,457
*03/26/12, 05/25/12 and 06/19/12.			544,458	528,341

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	147 shs.	12/02/08	146,594	220,474

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	82,613 uts.	01/12/07	82,613	57,982
Limited Liability Company Unit Class C (B)	59,756 uts.	01/12/07	59,756	44,945
Limited Liability Company Unit Class D (B)	671,525 uts.	05/03/10	—	734,977
Limited Liability Company Unit Class E (B)	1,102 uts.	05/03/10	—	—
			142,369	837,904
Connor Sport Court International, Inc.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)	9,081 shs.	07/05/07	370,796	302,691
Preferred Stock Series C (B)	3,748 shs.	07/05/07	125,207	105,838
Common Stock (B)	380 shs.	07/05/07	4	—
Limited Partnership Interest (B)	6.88% int.	*	103,135	—
*08/12/04 and 01/14/05.			599,142	408,529

CorePharma LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
Warrant, exercisable until 2015, to purchase
common stock at $.001 per share (B)	10 shs.	08/04/05	72,617	268,087

Crane Rental Corporation
A crane rental company since 1960, headquartered in Florida.
13% Senior Subordinated Note due 2015	$1,032,750	08/21/08	1,000,604	1,032,750
Common Stock (B)	135,000 shs.	08/21/08	135,000	114,884
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	72,037 shs.	08/21/08	103,143	61,303
			1,238,747	1,208,937

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CTM Holding, Inc.
A leading owner and operator of coin-operated children’s rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 2019	$1,194,551	11/22/13	$1,171,807	$1,216,385
Common Stock (B)	31,044 shs.	11/22/13	443,182	285,198
			1,614,989	1,501,583

Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
Preferred Stock PIK (B)	156 shs.	10/27/09	156,468	217,902
Preferred Stock Series A (B)	114 shs.	10/27/09	104,374	159,204
Common Stock (B)	38 shs.	10/27/09	38,244	6,695
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	28 shs.	10/27/09	25,735	4,892
			324,821	388,693
DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 2019	$1,329,009	05/04/12	1,308,043	1,264,594
Preferred Stock (B)	25 shs.	05/04/12	252,434	276,846
Common Stock (B)	25 shs.	05/04/12	28,048	50,650
			1,588,525	1,592,090
Duncan Systems, Inc.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2015	$25,715	11/01/06	25,714	25,526
13% Senior Subordinated Note due 2015	$488,572	11/01/06	479,724	487,197
Common Stock (B)	102,857 shs.	11/01/06	102,857	32,367
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	32,294 shs.	11/01/06	44,663	10,162
			652,958	555,252
E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
Common Stock (B)	349 shs.	01/08/08	174,701	213,978

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
12.5% Senior Subordinated Note due 2018	$950,000	02/01/10	870,972	959,500
Common Stock (B)	50 shs.	02/01/10	50,000	62,879
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	119 shs.	02/01/10	107,100	149,929
			1,028,072	1,172,308

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ELT Holding Company
A provider of web-based ethics and compliance training solutions for companies in the United States.
14% Senior Subordinated Note due 2019	$948,190	03/01/12	$933,767	$957,672
Common Stock (B)	41 shs.	03/01/12	90,909	95,887
			1,024,676	1,053,559
EPM Holding Company
A provider of non-discretionary regulatory driven engineering services that support mission critical safety and operational aspects of nuclear power plants.
14.5% Senior Subordinated Note due 2019	$585,373	07/26/13	574,721	585,802
Common Stock (B)	1,535 shs.	07/26/13	153,474	111,493
			728,195	697,295
F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	58,345	199,631
Limited Liability Company Unit (B)	171 uts.	09/27/10	17,073	25,845
			75,418	225,476
F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	169,388
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	21,236
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	18,404
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	27,418
			105,046	236,446
G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	198 shs.	10/19/10	46,958	90,853

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	37,419
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	82,197
			76,687	119,616
GeNnx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 2020	$1,566,173	03/27/14	1,534,897	1,561,666
Common Stock (B)	155 shs.	03/27/14	155,000	147,250
			1,689,897	1,708,916

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% Senior Subordinated Note due 2019	$1,154,890	03/27/13	$1,134,861	$1,150,392
Common Stock (B)	1,181 shs.	03/27/13	118,110	101,198
			1,252,971	1,251,590
Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
14% Senior Subordinated Note due 2019 (D)	$38,950	11/13/13	231,183	—
Preferred Stock (B)	151,643 shs.	11/13/13	77,643	—
Preferred Stock Series F (B)	155,800 shs.	11/13/13	924,731	—
			1,233,557	—
GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 2020	$727,865	02/05/14	677,343	732,729
Common Stock (B)	846 shs.	02/05/14	84,636	80,370
Warrant, exercisable until 2024, to purchase
common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	4
			798,795	813,103
H M Holding Company
A designer, manufacturer, and importer of promotional and wood furniture.
7.5% Senior Subordinated Note due 2016 (D)	$362,700	10/15/09	271,181	—
Preferred Stock (B)	21 shs.	*	21,428	—
Preferred Stock Series B (B)	1,088 shs.	10/15/09	813,544	—
Common Stock (B)	180 shs.	02/10/06	180,000	—
Common Stock Class C (B)	296 shs.	10/15/09	—	—
Warrant, exercisable until 2016, to purchase
common stock at $.02 per share (B)	67 shs.	02/10/06	61,875	—
* 09/18/07 and 06/27/08.			1,348,028	—

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Common Stock (B)	38 shs.	11/14/11	38,461	100,713
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	28 shs.	11/14/11	25,596	72,118
			64,057	172,831
Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 2019	$1,473,281	02/14/14	$1,444,343	$1,480,451
Common Stock (B)	821 shs.	02/14/14	822	780
Preferred Stock Series A (B)	2,547 shs.	02/14/14	254,734	241,997
			1,699,899	1,723,228

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Healthcare Direct Holding Company
A direct-to-customer marketer of discount dental plans.
14% Senior Subordinated Note due 2019 (D)	$728,032	03/09/12	$715,817	$691,630
16% Senior Subordinated PIK Note due 2019	$45,441	03/31/14	45,441	43,169
Common Stock (B)	517 shs.	03/09/12	51,724	19,727
			812,982	754,526
HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% Senior Subordinated Note due 2020	$1,529,700	01/17/14	1,499,894	1,539,954
Limited Liability Company Unit (B)	102 uts.	01/17/14	101,563	96,900
			1,601,457	1,636,854

Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/ defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 2018	$703,125	04/15/13	663,398	704,660
Limited Liability Company Unit (B)	234 uts.	04/15/13	234,375	212,820
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	37,177 shs.	04/15/13	32,344	32,148
			930,117	949,628
Home Décor Holding Company
A designer, manufacturer and marketer of framed art and wall décor products.
Common Stock (B)	33 shs.	*	33,216	90,019
Warrant, exercisable until 2016, to purchase
common stock at $.02 per share (B)	106 shs.	*	105,618	286,208
* 06/30/04 and 08/19/04.			138,834	376,227

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)	47 uts.	10/14/11	—	—
			—	—
Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016	$1,098,837	08/19/08	1,063,588	1,086,985
Common Stock (B)	251 shs.	08/19/08	251,163	65,148
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	16,840
			1,374,984	1,168,973

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
14% Senior Subordinated Note due 2019	$1,171,143	09/27/12	$1,151,624	$1,179,611
Preferred Stock Series A (B)	1,127 shs.	09/27/12	112,726	131,077
Common Stock (B)	910 shs.	09/27/12	910	4,587
			1,265,260	1,315,275
Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock (B)	93 shs.	10/27/11	92,854	160,773

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	47 shs.	02/27/07	1,424	354,385

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	165 shs.	12/20/10	165,000	242,151
Preferred Stock B (B)	0.06 shs.	12/20/10	—	88
Common Stock (B)	33 shs.	12/20/10	1,667	123,274
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	12 shs.	12/20/10	105,643	113,970
			272,310	479,483
Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 2019	$1,342,391	12/11/13	1,316,559	1,363,911
Limited Liability Company Unit Class A (B)	283 uts.	12/11/13	282,609	291,925
			1,599,168	1,655,836
Jason Partners Holdings LLC
A diversified manufacturing company serving various industrial markets.
Limited Liability Company Unit (B)	48 uts.	09/21/10	449,086	185,055

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 2019	$1,063,705	12/05/12	1,045,536	1,046,284
Limited Liability Company Unit (B)	217,391 uts.	12/05/12	217,391	119,856
			1,262,927	1,166,140

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
14% Senior Subordinated Note due 2019	$1,154,201	12/23/11	$1,130,400	$1,186,797
Preferred Stock Series A (B)	102 shs.	12/23/11	39,887	124,336
Preferred Stock Series B (B)	29 shs.	12/23/11	—	35,187
Common Stock (B)	130 shs.	12/23/11	6,522	46,313
			1,176,809	1,392,633
K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	71,053 shs.	05/25/06	71,053	46,475
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	43,600 shs.	05/25/06	37,871	28,518
* 5/25/06 and 04/12/11.			108,924	74,993

K P H I Holdings, Inc.
A manufacturer of highly engineered plastic and metal components for a diverse range of end-markets, including medical, consumer and industrial, automotive and defense.
Common Stock (B)	232,826 shs.	12/10/10	232,826	260,302

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Convertible Preferred Stock Series C (B)	29 shs.	06/30/09	29,348	79,279
Convertible Preferred Stock Series D (B)	13 shs.	09/17/09	12,958	38,880
Common Stock (B)	235 shs.	07/15/08	234,783	104,293
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	51 shs.	07/16/08	50,836	22,584
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	67 shs.	09/17/09	—	29,940
			327,925	274,976

LPC Holding Company
A designer and manufacturer of precision-molded silicone rubber components that are utilized in the medical and automotive end markets.
Common Stock (B)	105 shs.	08/15/11	105,019	147,330

M V I Holding, Inc.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
Common Stock (B)	32 shs.	09/12/08	32,143	—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	35 shs.	09/12/08	34,714	—
			66,857	—

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit (B)	12,764 uts.	*	$166,481	$300,975
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	1,787 shs.	05/04/07	22,781	42,139
* 05/04/07 and 01/02/08.			189,262	343,114

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 2018	$419,971	01/15/10	386,816	419,971
15% Senior Subordinated Note due 2018	$111,717	10/05/10	110,341	110,452
Common Stock (B)	35 shs.	10/05/10	35,400	70,175
Common Stock Class B (B)	118 shs.	01/15/10	117,647	233,222
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	104 shs.	01/15/10	94,579	206,401
			744,783	1,040,221
MBWS Ultimate Holdco, Inc.
A provider of services throughout North Dakota that address the fluid management and related transportation needs of an oil well.
12% Senior Subordinated Note due 2016	$1,117,495	*	1,061,537	1,117,495
Preferred Stock Series A (B)	1,388 shs.	09/07/10	138,797	407,396
Common Stock (B)	162 shs.	03/01/11	16,226	47,549
Common Stock (B)	153 shs.	09/07/10	15,282	44,907
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	103 shs.	03/01/11	10,325	30,232
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	386 shs.	09/07/10	38,623	113,296
* 09/07/10 and 03/01/11.			1,280,790	1,760,875

MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
Preferred Unit (B)	66 uts.	08/29/08	66,451	80,592
Common Unit Class A (B)	671 uts.	08/29/08	671	60,721
Common Unit Class B (B)	263 uts.	08/29/08	63,564	23,821
			130,686	165,134
MEGTEC Holdings, Inc.
A supplier of industrial and environmental products and services to a broad array of industries.
Preferred Stock (B)	56 shs.	09/24/08	54,040	92,271
Limited Partnership Interest (B)	0.74% int.	09/16/08	205,932	414,245
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	18 shs.	09/24/08	18,237	60,306
			278,209	566,822

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.
14% Senior Subordinated Note due 2018	$424,528	09/22/11	$418,375	$433,019
Limited Liability Company Unit Series B (B)	155,945 uts.	09/22/11	155,945	233,266
			574,320	666,285
MicroGroup, Inc.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
7% Senior Subordinated Note due 2014 (D)	$902,727	*	865,676	—
Preferred Stock Series A (B)	519 shs.	10/10/12	498,734	—
Common Stock (B)	238 shs.	*	238,000	—
Common Stock Series B (B)	597 shs.	10/10/12	6	—
Warrant, exercisable until 2014, to purchase
common stock at $.02 per share (B)	87 shs.	*	86,281	—
*08/12/05 and 09/11/06.			1,688,697	—

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 2019	$1,239,844	11/02/12	1,218,904	1,194,388
Common Stock (B)	45 shs.	11/02/12	44,643	16,835
			1,263,547	1,211,223
Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 2017	$961,404	11/30/10	950,376	961,404
Limited Liability Company Unit Class B-1 (B)	93,750 uts.	11/30/10	—	83,305
Limited Liability Company Unit Class B-2 (B)	8,501 uts.	11/30/10	—	7,554
			950,376	1,052,263
NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	429 shs.	12/20/12	306,091	—

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
14% Senior Subordinated Note due 2015	$1,061,463	02/02/07	$1,042,522	$1,008,389
Limited Partnership Interest of
Saw Mill PCG Partners LLC (B)	1.38% int.	02/01/07	588,077	—
Limited Liability Company Unit Class D of
Saw Mill PCG Partners LLC (B)	9 uts.	*	8,873	—
Limited Liability Company Unit Class D-1 of
Saw Mill PCG Partners LLC (B)	121 uts.	09/30/09	121,160	75,694
Limited Liability Company Unit Class D-2 of
Saw Mill PCG Partners LLC (B)	68 uts.	04/29/11	34,547	125,368
* 12/18/08 and 09/30/09.			1,795,179	1,209,451

Nicoat Acquisitions LLC
A manufacturer of water-based and ultraviolet coatings for high-performance graphic arts, packaging and other specialty coating applications.
14% Senior Subordinated Note due 2018	$483,161	11/05/10	455,156	483,161
Limited Liability Company Unit Series B (B)	17,241 uts.	11/05/10	17,241	38,896
Limited Liability Company Unit Series B (B)	34,931 uts.	11/05/10	34,931	78,802
Limited Liability Company Unit Series F (B)	34,931 uts.	11/05/10	—	5,750
			507,328	606,609

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	1,740 uts.	*	174,006	146,498
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	2,605 shs.	*	260,479	219,300
*07/09/09 and 08/09/10.			434,485	365,798

NT Holding Company
A leading developer, manufacturer and provider of medical products used primarily in interventional pain management.
Common Stock (B)	126 shs.	*	125,883	179,401
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	59 shs.	02/02/11	52,987	83,729
* 02/02/11 and 06/30/11.			178,870	263,130

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 2018	$444,445	06/04/10	$421,156	$444,445
Preferred Stock Series A (B)	554 shs.	06/04/10	55,354	26,667
Preferred Stock Series B (B)	311 shs.	06/04/10	31,125	—
Common Stock (B)	344 shs.	06/04/10	344	—
			507,979	471,112
Ontario Drive & Gear Ltd.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)	1,942 uts.	01/17/06	302,885	691,857
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	328 shs.	01/17/06	90,424	116,811
			393,309	808,668
P K C Holding Corporation
A manufacturer of plastic film and badges for the general industrial, medical, and food industries.
Preferred Stock Class A (B)	29 shs.	12/21/10	180,380	341,423
Common Stock (B)	29 shs.	12/21/10	13,500	73,115
			193,880	414,538
P P T Holdings LLC
A high-end packaging solutions provider that targets customers who have multiple packaging needs, require a high number of low volume SKUs, short lead times, technical expertise, and overall supply chain management.
15% Senior Subordinated Note due 2017	$986,056	12/20/10	974,387	986,056
Limited Liability Company Unit Class A (B)	33 uts.	12/20/10	106,071	133,954
Limited Liability Company Unit Class B (B)	33 uts.	12/20/10	1,072	22,740
			1,081,530	1,142,750
Pacific Consolidated Holdings LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil and gas, and medical sectors.
0% Senior Subordinated Note due 2014 (B)	$42,188	12/18/12	—	42,188

Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	1,236 shs.	05/22/09	59,034	—
Preferred Stock Series B (B)	7,059 shs.	05/22/09	290,050	—
Common Stock (B)	21,462 shs.	05/22/09	993,816	—
			1,342,900	—
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
16% Senior Subordinated Note due 2018	$1,154,392	11/29/12	1,131,642	1,191,808
Limited Liability Company Unit (B)	0 ut.	11/29/12	156,250	168,623
			1,287,892	1,360,431

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Postle Aluminum Company LLC
A manufacturer and distributor of aluminum extruded products.
Limited Liability Company Unit Class A (B)	733 uts.	10/02/06	$270,000	$292,960
Limited Liability Company Unit (B)	797 uts.	05/22/09	—	74,487
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	4,550 shs.	10/02/06	65,988	774,018
			335,988	1,141,465
Precision Wire Holding Company
A manufacturer of specialty medical wires that are used in non-elective minimally invasive surgical procedures.
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	109 shs.	11/12/09	107,970	158,991

R A J Manufacturing Holdings LLC
A designer and manufacturer of women’s swimwear sold under a variety of licensed brand names.
8% Senior Subordinated Note due 2017	$49,908	01/02/14	217,411	49,908
Limited Liability Company Unit (B)	1,497 uts.	12/15/06	149,723	—
Limited Liability Company Unit Class B	6 uts.	01/02/14	219,593	—
Limited Liability Company Unit Class B-1	9 uts.	01/02/14	374,307	290,303
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	2 shs.	12/15/06	69,609	—
			1,030,643	340,211
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
14% Senior Subordinated Note due 2018	$1,166,538	*	1,150,955	1,178,989
Limited Liability Company Unit Class A (B)	13,548 uts.	*	135,477	154,405
* 10/21/11 and 08/03/12.			1,286,432	1,333,394

Rose City Holding Company
A designer and printer of folding cartons and packaging for food and beverage manufacturers on the West Coast.
Preferred Stock (B)	39,062 shs.	12/11/12	39,062	43,416
Common Stock (B)	39 shs.	12/11/12	4	30,471
			39,066	73,887
Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
15% Senior Subordinated Note due 2018	$843,750	*	833,832	852,188
Preferred Stock (B)	2,098 shs.	03/30/12	83,920	98,757
Common Stock (B)	983 shs.	03/30/12	9,830	33,202
* 03/30/12 and 05/16/13.			927,582	984,147

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sencore Holding Company
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.
12.5% Senior Subordinated Note due 2014 (D)	$1,356,210	01/15/09	$826,004	$—

Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
12.5% Senior Subordinated Note due 2021	$755,088	03/15/13	715,072	769,159
Common Stock (B)	76 shs.	03/15/13	75,509	80,528
Warrant, exercisable until 2023, to purchase
common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	32,900
			818,897	882,587
Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	261,262	426,747
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	83 shs.	*	67,467	108,095
* 08/31/07 and 03/06/08.			328,729	534,842

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 2019	$735,019	10/18/13	721,173	729,161
Common Stock (B)	841 shs.	10/18/13	84,100	20,954
			805,273	750,115
Snacks Parent Corporation
The world’s largest provider of trail mixes and a leading provider of snack nuts, dried fruits, and other healthy snack products.
13% Senior Subordinated Note due 2020	$898,688	11/12/10	862,727	898,688
Preferred Stock A (B)	1,132 shs.	11/12/10	100,501	84,592
Preferred Stock B (B)	525 shs.	11/12/10	—	39,254
Common Stock (B)	6,579 shs.	11/12/10	6,579	34,037
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	1,806 shs.	11/12/10	1,806	9,344
			971,613	1,065,915
SouthernCare Holdings, Inc.
A hospice company providing palliative care services to terminally ill patients.
Common Stock (B)	909 shs.	12/01/11	90,909	108,414

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
14.25% Senior Subordinated Note due 2017	$1,200,671	12/15/09	$1,093,900	$1,202,037
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	136 shs.	12/15/09	120,234	63,998
			1,214,134	1,266,035
Specialty Commodities, Inc.
A distributor of specialty food ingredients.
Common Stock (B)	16 shs.	10/23/08	158,824	437,586
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	6 shs.	10/23/08	53,285	165,314
			212,109	602,900
Stag Parkway Holding Company
A distributor of RV parts and accessories in the United States.
13% Senior Subordinated Note due 2018	$1,146,365	12/19/12	1,101,094	1,163,065
Common Stock (B)	118 shs.	12/19/12	118,203	136,159
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	35 shs.	12/19/12	31,848	39,984
			1,251,145	1,339,208
Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 2019	$1,059,783	12/13/13	1,039,127	1,075,804
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	218,538
			1,198,094	1,294,342
Strata/WLA Holding Corporation
A leading independent anatomic pathology laboratory that conducts over 320,000 tests annually to customers in 40 U.S. states and in Canada and Venezuela.
14.5% Senior Subordinated Note due 2018 (D)	$959,148	07/01/11	943,703	—
Preferred Stock Series A (B)	76 shs.	07/01/11	76,046	—
			1,019,749	—
Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	3,405 shs.	03/31/10	—	—

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 2017	$1,028,135	12/14/10	990,861	1,021,414
14% Senior Subordinated PIK Note due 2017	$93,810	08/17/12	91,091	93,197
Common Stock (B)	38 shs.	12/14/10	38,168	21,793
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	21,267
			1,157,369	1,157,671

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 2019	$1,891,497	09/02/08	$1,830,675	$1,702,347
Preferred Stock Series D (B)	257 shs.	02/27/13	25,678	—
Redeemable Preferred Stock Series A (B)	678 shs.	09/02/08	6,630	—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	6,778 shs.	09/02/08	59,661	—
			1,922,644	1,702,347
Terra Renewal LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
12% Senior Subordinated Note due 2016 (D)	$350,860	*	9,345	315,774
Common Stock Class B	32 shs.	*	—	—
Limited Partnership Interest of
Saw Mill Capital Fund V, LLC (B)	2.27% int.	**	65,387	—
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	41 shs.	04/28/06	33,738	—
* 04/28/06 and 09/13/06.			108,470	315,774
**03/01/05 and 10/10/08.

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% Senior Subordinated Note due 2020 (D)	$46,798	12/05/13	219,203	—
3% Senior Subordinated Note due 2018 (D)	$1,062,258	12/05/13	—	—
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	28,079	12/05/13	—	—
			219,203	—
Transpac Holding Company
A designer, importer, and wholesaler of home décor and seasonal gift products.
12% Senior Subordinated Note due 2015 (D)	$938,651	10/31/07	909,276	844,786
Common Stock (B)	110 shs.	10/31/07	110,430	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	50 shs.	10/31/07	46,380	—
			1,066,086	844,786
Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 2019	$1,499,129	07/05/13	1,472,019	1,519,711
Limited Liability Company Unit Class A (B)	147,727 shs.	07/05/13	147,727	157,157
			1,619,746	1,676,868

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2016	$727,062	*	$712,781	$727,062
Preferred Stock Series B (B)	128 shs.	10/20/08	127,677	520,290
Common Stock (B)	393 shs.	*	423,985	—
Warrant, exercisable until 2017, to purchase
common stock at $.02 per share (B)	81 shs.	*	84,650	—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	558 shs.	10/20/08	—	—
* 07/19/05 and 12/22/05.			1,349,093	1,247,352

TruStile Doors, Inc.
A manufacturer and distributor of interior doors.
Limited Liability Company Unit (B)	5,888 uts.	02/28/11	78,125	193,889
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	3,060 shs.	04/11/03	36,032	48,857
			114,157	242,746
U-Line Corporation
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
Common Stock (B)	96 shs.	04/30/04	96,400	157,411
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	122 shs.	04/30/04	112,106	199,213
			208,506	356,624
U M A Enterprises, Inc.
An importer and wholesaler of home décor products.
Convertible Preferred Stock (B)	470 shs.	02/08/08	469,565	1,373,381

Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	406,525 uts.	10/29/09	184,266	—
Class C Unit (B)	450,000 uts.	10/29/09	413,244	77,819
Limited Liability Company Unit Class A (B)	383,011 uts.	*	229,353	—
Limited Liability Company Unit Class B (B)	96,848 uts.	07/19/04	96,848	—
* 07/19/04 and 10/29/09.			923,711	77,819

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
13% Senior Subordinated Note due 2020	$499,342	03/31/14	489,358	498,661
Common Stock (B)	3,632 shs.	03/31/14	363,158	345,000
			852,516	843,661

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2016 (D)	$911,250	11/30/06	$867,531	$—
Common Stock (B)	101 shs.	11/30/06	101,250	—
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	—
			1,014,571	—
Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
Preferred Stock Series B (B)	703 shs.	06/08/10	70,308	100,494
Common Stock (B)	353 shs.	06/08/10	353	31,039
			70,661	131,533
Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
12% Senior Subordinated Note due 2018	$794,521	12/16/10	748,406	783,587
Common Stock (B)	205 shs.	12/16/10	205,480	74,553
Warrant, exercisable until 2018, to purchase
common stock at $.02 per share (B)	55 shs.	12/16/10	49,334	20,035
			1,003,220	878,175
WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 2018	$902,646	11/03/11	889,647	920,699
Common Stock (B)	1,500 shs.	11/03/11	150,000	182,280
			1,039,647	1,102,979

Total Private Placement Investments (E)			$88,370,747	$85,971,411

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 12.86%:

Bonds 12.86%
ADT Corporation	6.250%	10/15/21	$500,000	$518,207	$513,750
Alliant Techsystems Inc.	5.250	10/01/21	500,000	500,000	513,750
Antero Resources Corporation	5.375	11/01/21	395,000	395,000	400,925
ArcelorMittal	6.125	06/01/18	500,000	511,375	548,125
Chrysler Group LLC	8.000	06/15/19	210,000	226,920	229,950
Chrysler Group LLC	8.250	06/15/21	210,000	231,702	237,563
Cornerstone Chemical Company	9.375	03/15/18	375,000	383,550	397,500
CTP Transportation Products, LLC	8.250	12/15/19	310,000	310,000	334,025
First Data Corporation	7.375	06/15/19	250,000	250,000	268,750
Forest Laboratories, Inc.	5.000	12/15/21	370,000	370,000	391,275
Forest Laboratories, Inc.	4.875	02/15/21	500,000	500,000	528,750
Forum Energy Technologies	6.250	10/01/21	160,000	160,000	169,600
Hercules Offshore, Inc.	7.500	10/01/21	750,000	750,000	757,500
Hilcorp Energy Company	7.625	04/15/21	325,000	313,162	355,875
Hilton Worldwide Holdings, Inc.	5.625	10/15/21	750,000	750,000	783,750
Icahn Enterprises L.P.	4.875	03/15/19	475,000	475,000	483,313
Icahn Enterprises L.P.	6.000	08/01/20	600,000	611,700	636,000
J.B. Poindexter Co., Inc.	9.000	04/01/22	500,000	500,000	535,000
JBS USA Holdings, Inc.	7.750	10/28/20	375,000	395,109	395,156
Lamar Media Corporation	5.375	01/15/24	160,000	160,000	164,000
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	683,706	707,752
Lear Corporation	4.750	01/15/23	375,000	368,093	365,625
MEG Energy Corporation	6.375	01/30/23	500,000	500,000	517,500
MEG Energy Corporation	7.000	03/31/24	500,000	500,000	528,750
Niska Gas Storage Partners LLC	6.500	04/01/19	500,000	500,000	492,500
NRG Energy, Inc.	6.250	07/15/22	500,000	500,000	515,000
NXP BV/NXP Funding LLC	3.750	06/01/18	750,000	750,000	753,750
Penske Corporation	4.875	07/11/22	500,000	498,145	529,644
RKI Inc.	8.500	08/01/21	500,000	502,358	540,000

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Shares or Principal Amount	Cost	Market Value

Prestige Brands Holdings, Inc.	5.375%	12/15/21	$650,000	$650,000	$665,437
Safway Group Holding LLC/Finance Corporation	7.000	05/15/18	250,000	250,000	266,250
Samson Investment Company	9.750	02/15/20	350,000	343,455	381,500
Sirius XM Radio Inc.	5.875	10/01/20	445,000	445,000	468,363
Sprint Corporation	7.125	06/15/24	155,000	155,000	162,750
Tesoro Logistics LP	5.875	10/01/20	500,000	510,847	522,500
Topaz Marine S.A.	8.625	11/01/18	500,000	500,000	525,000
Univision Communications	5.125	05/15/23	160,000	160,000	163,600
Valeant Pharmaceuticals International	7.000	10/01/20	250,000	250,699	270,625
Welltec A/S	8.000	02/01/19	375,000	369,182	399,375
Total Bonds				16,748,210	17,420,478

Convertible Preferred Stock - 0.00%
ETEX Corporation (B)			194	—	—
Total Convertible Preferred Stock				—	—

Preferred Stock - 0.00%
TherOX, Inc. (B)			26	—	—
Total Preferred Stock				—	—

Common Stock - 0.00%
Touchstone Health Partnership (B)			292	—	—
Total Common Stock				—	—

Total Rule 144A Securities				16,748,210	17,420,478

Total Corporate Restricted Securities				$105,118,957	$103,391,889

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

	Interest	Due	Principal		Market
Corporate Public Securities - 28.95%: (A)	Rate	Date	Amount	Cost	Value

Bank Loans - 0.13%
AAR Corporation	5.250%	12/31/20	$171,405	$170,988	$171,905
Total Bank Loans				170,988	171,905

Bonds -28.81%
AAR Corporation	7.250%	01/15/22	$1,000,000	$1,056,953	$1,082,500
Access Midstream Partners, L.P.	4.875	03/15/24	500,000	500,000	498,750
Accuride Corp	9.500	08/01/18	500,000	485,396	512,500
Alcoa, Inc.	6.150	08/15/20	600,000	625,649	653,840
Alliant Techsystems Inc.	6.875	09/15/20	500,000	532,152	543,750
Ally Financial, Inc.	5.500	02/15/17	750,000	760,936	813,750
Alta Mesa Financial Services	9.625	10/15/18	750,000	731,041	806,250
American Axle & Manufacturing, Inc.	5.125	02/15/19	120,000	120,000	124,950
Anglogold Holdings PLC	5.375	04/15/20	600,000	604,501	598,289
Avis Budget Car Rental	9.750	03/15/20	375,000	375,000	431,719
B E Aerospace, Inc.	6.875	10/01/20	250,000	255,814	274,375
B&G Foods, Inc.	4.625	06/01/21	440,000	440,000	435,050
Bank of America Corporation	4.000	04/01/24	500,000	498,125	499,412
Bill Barrett Corporation	7.000	10/15/22	500,000	481,297	526,250
Braskem Finance Ltd.	6.450	02/03/24	375,000	375,000	383,906
Brunswick Corporation	7.125	08/01/27	500,000	504,670	525,000
Calumet Specialty Products Partners L.P.	9.375	05/01/19	375,000	354,434	426,094
Calumet Specialty Products Partners L.P.	7.625	01/15/22	380,000	374,082	402,800
CCO Holdings Capital Corporation	5.250	09/30/22	500,000	495,602	493,750
CCO Holdings Capital Corporation	5.750	01/15/24	500,000	482,744	496,250
Centurytel, Inc.	5.000	02/15/15	500,000	503,176	516,250
CHC Helicopter SA	9.250	10/15/20	900,000	841,906	977,625
Cimarex Energy Co.	5.875	05/01/22	500,000	537,002	542,500
CIT Group, Inc.	5.000	08/15/22	500,000	500,000	518,750
CIT Group, Inc.	3.875	02/19/19	500,000	500,000	505,471
Clearwater Paper Corporation	4.500	02/01/23	500,000	495,407	481,250
Coeur d’Alene Mines Corporation	7.875	02/01/21	500,000	501,758	502,500
Commercial Metals Company	4.875	05/15/23	750,000	751,466	720,000
Continental Resources, Inc.	5.000	09/15/22	500,000	510,306	525,000
CVR Refining LLC	6.500	11/01/22	350,000	338,316	368,375
DaVita, Inc.	5.750	08/15/22	500,000	500,000	531,875
Duke Realty Limited Partnership	3.875	10/15/22	500,000	506,603	488,287
Ensco PLC	3.250	03/15/16	600,000	599,009	625,646
Equifax, Inc.	4.450	12/01/14	500,000	502,774	512,328

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

	Interest	Due	Principal		Market
Corporate Public Securities (A)	Rate	Date	Amount	Cost	Value

GATX Corporation	4.750%	05/15/15	$500,000	$498,285	$521,621
General Electric Capital Corporation	5.500	01/08/20	500,000	498,726	575,352
HCA Holdings, Inc.	3.750	03/15/19	500,000	500,000	501,875
Headwaters, Inc.	7.625	04/01/19	305,000	305,114	328,638
HealthSouth Corporation	7.750	09/15/22	405,000	405,840	443,475
Hertz Corporation	6.750	04/15/19	220,000	217,454	235,675
Hornbeck Offshore Services, Inc.	5.000	03/01/21	500,000	500,000	491,250
International Game Technology	7.500	06/15/19	500,000	499,827	586,984
Jabil Circuit, Inc.	4.700	09/15/22	500,000	499,967	494,375
Johnson Controls, Inc.	5.500	01/15/16	500,000	467,451	540,312
Kraft Foods, Inc.	5.375	02/10/20	500,000	511,280	565,250
Lazard Group LLC	4.250	11/14/20	500,000	498,432	518,021
Lennar Corporation	4.750	11/15/22	375,000	369,631	364,688
Linn Energy, LLC	8.625	04/15/20	500,000	504,647	543,124
Masco Corporation	7.125	03/15/20	350,000	349,998	404,250
MasTec, Inc.	4.875	03/15/23	500,000	490,063	490,000
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,057,500
Morgan Stanley	5.500	01/26/20	500,000	498,247	563,893
NBC Universal Media LLC	5.150	04/30/20	500,000	499,512	564,868
Neustar Inc.	4.500	01/15/23	375,000	363,794	325,313
Nexeo Solutions LLC	8.375	03/01/18	20,000	20,000	20,200
Omnova Solutions, Inc.	7.875	11/01/18	750,000	761,510	800,625
Peabody Energy Corporation	6.000	11/15/18	500,000	500,472	524,375
Perry Ellis International, Inc.	7.875	04/01/19	375,000	372,031	392,813
Precision Drilling Corporation	6.625	11/15/20	250,000	256,514	267,500
Qwest Diagnostic, Inc.	4.750	01/30/20	500,000	499,143	535,335
Regency Energy Partners LP	5.875	03/01/22	425,000	418,094	440,938
Rosetta Resources Inc.	5.875	06/01/22	500,000	500,000	511,250
R.R. Donnelley & Sons Company	6.000	04/01/24	500,000	500,000	503,750
ServiceMaster Company	7.000	08/15/20	500,000	500,000	529,375
Sprint Nextel Corporation	6.000	12/01/16	500,000	508,155	548,125
Steelcase, Inc.	6.375	02/15/21	500,000	506,560	566,130
Stone Energy Corporation	7.500	11/15/22	500,000	514,578	541,250
Tech Data Corporation	3.750	09/21/17	500,000	505,325	516,775
Thermadyne Holdings Corporation	9.000	12/15/17	227,000	237,355	243,458
Time Warner Cable, Inc.	5.000	02/01/20	500,000	493,402	546,051
T-Mobile USA Inc.	6.464	04/28/19	340,000	345,776	363,800
T-Mobile USA Inc.	6.731	04/28/22	210,000	207,735	224,963

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

			Shares or
	Interest	Due	Principal		Market
Corporate Public Securities (A)	Rate	Date	Amount	Cost	Value

T-Mobile USA Inc.	6.836%	04/28/23	$65,000	$63,672	$69,713
Tronox Finance LLC	6.375	08/15/20	375,000	366,642	385,313
Tyson Foods, Inc.	4.500	06/15/22	500,000	514,346	521,569
Unit Corporation	6.625	05/15/21	500,000	494,668	530,000
Weatherford International Limited	4.500	04/15/22	500,000	518,724	523,598
Xerium Technologies, Inc.	8.875	06/15/18	416,000	435,077	444,080
Total Bonds				37,159,166	39,012,492

Common Stock - 0.01%
Intrepid Potash, Inc. (B)			185	5,920	2,860
Nortek, Inc. (B)			100	1	8,221
Total Common Stock				5,921	11,081

Total Corporate Public Securities				$37,336,075	$39,195,478

Short-Term Securities:	Interest Rate/Yield^	Due Date	Principal Amount	Cost	Market Value
Commercial Paper - 2.96%
Dominion Resources, Inc.	0.220%	04/04/14	$2,000,000	$1,999,963	$1,999,963
Volvo Group Treasury NA	0.270	04/21/14	2,000,000	1,999,700	1,999,700
Total Short-Term Securities				$3,999,663	$3,999,663

Total Investments	108.27%			$146,454,695	$146,587,030
Other Assets	4.41				5,973,593
Liabilities	(12.68)				(17,165,924)

Total Net Assets	100.00%				$135,394,699

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Variable rate security; rate indicated is as of March 31, 2014.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of March 31, 2014, the values of these securities amounted to $85,971,411 or 63.50% of net assets.
^	Effective yield at purchase
PIK - Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Industry Classification:	Fair Value/ Market Value		Fair Value/ Market Value

AEROSPACE - 2.92%		BROADCASTING & ENTERTAINMENT - 0.94%
AAR Corporation	$1,082,500	Lamar Media Corporation	$164,000
Alliant Techsystems Inc.	1,057,500	NBC Universal Media LLC	564,868
B E Aerospace, Inc.	274,375	Time Warner Cable, Inc.	546,051
Merex Holding Corporation	666,285		1,274,919
Whitcraft Holdings, Inc.	878,175	BUILDINGS & REAL ESTATE - 2.52%
	3,958,835	Duke Realty Limited Partnership	488,287
AUTOMOBILE - 7.61%		Lennar Corporation	364,688
Accuride Corp	512,500	Masco Corporation	404,250
American Axle & Manufacturing, Inc.	124,950	MasTec, Inc.	490,000
Avis Budget Car Rental	431,719	Safway Group Holding LLC/Finance Corporation	266,250
CG Holdings Manufacturing Company	1,653,119	Sunrise Windows Holding Company	1,157,671
Chrysler Group LLC	467,513	TruStile Doors, Inc.	242,746
DPL Holding Corporation	1,592,090		3,413,892
Ideal Tridon Holdings, Inc.	160,773	CHEMICAL, PLASTICS & RUBBER - 2.01%
J A C Holding Enterprises, Inc.	479,483	Capital Specialty Plastics, Inc.	534,257
Jason Partners Holdings LLC	185,055	Cornerstone Chemical Company	397,500
Johnson Controls, Inc.	540,312	Nicoat Acquisitions LLC	606,609
K & N Parent, Inc.	1,392,633	Omnova Solutions, Inc.	800,625
Lear Corporation	365,625	Tronox Finance LLC	385,313
Meritor, Inc.	1,057,500		2,724,304
Ontario Drive & Gear Ltd.	808,668	CONSUMER PRODUCTS - 9.66%
Penske Corporation	529,644	AMS Holding LLC	188,490
	10,301,584	Baby Jogger Holdings LLC	1,089,577
BEVERAGE, DRUG & FOOD - 8.23%		Bravo Sports Holding Corporation	1,169,589
1492 Acquisition LLC	840,902	Clearwater Paper Corporation	481,250
B&G Foods, Inc.	435,050	Custom Engineered Wheels, Inc.	388,693
Eatem Holding Company	1,172,308	gloProfessional Holdings, Inc.	1,251,590
JBS USA Holdings, Inc.	395,156	GTI Holding Company	813,103
F F C Holding Corporation	225,476	Handi Quilter Holding Company	172,831
GeNnx Novel Holding, Inc.	1,708,916	HHI Group, LLC	1,636,854
Hospitality Mints Holding Company	1,168,973	K N B Holdings Corporation	74,993
JMH Investors LLC	1,166,140	Manhattan Beachwear Holding Company	1,040,221
Kraft Foods, Inc.	565,250	NXP BV/NXP Funding LLC	753,750
Snacks Parent Corporation	1,065,915	Perry Ellis International, Inc.	392,813
Spartan Foods Holding Company	1,266,035	Prestige Brands Holdings, Inc.	665,437
Specialty Commodities, Inc.	602,900	R A J Manufacturing Holdings LLC	340,211
Tyson Foods, Inc.	521,569	R.R. Donnelley & Sons Company	503,750
	11,134,590	Tranzonic Holdings LLC	1,676,868
		Xerium Technologies, Inc.	444,080
			13,084,100

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

CONTAINERS, PACKAGING & GLASS - 1.82%		DIVERSIFIED/CONGLOMERATE, SERVICE - 10.28%
P K C Holding Corporation	$414,538	ADT Corporation	$513,750
P P T Holdings LLC	1,142,750	A S C Group, Inc.	1,440,568
Rose City Holding Company	73,887	A W X Holdings Corporation	210,000
SMB Machinery Holdings, Inc.	750,115	Advanced Technologies Holdings	825,119
Vitex Packaging Group, Inc.	77,819	Anglogold Holdings PLC	598,289
	2,459,109	Apex Analytix Holding Corporation	446,749
DISTRIBUTION - 5.66%		Bank of America Corporation	499,412
ARI Holding Corporation	1,740,232	Church Services Holding Company	528,341
Blue Wave Products, Inc.	759,358	Clough, Harbour and Associates	220,474
BP SCI LLC	1,282,660	Crane Rental Corporation	1,208,937
Duncan Systems, Inc.	555,252	ELT Holding Company	1,053,559
Signature Systems Holding Company	882,587	EPM Holding Company	697,295
Stag Parkway Holding Company	1,339,208	Equifax, Inc.	512,328
WP Supply Holding Corporation	1,102,979	Hilton Worldwide Holdings, Inc.	783,750
	7,662,276	HVAC Holdings, Inc.	1,315,275
DIVERSIFIED/CONGLOMERATE,		Insurance Claims Management, Inc.	354,385
MANUFACTURING - 9.84%		Mail Communications Group, Inc.	343,114
A H C Holding Company, Inc.	217,487	Nexeo Solutions LLC	20,200
Advanced Manufacturing Enterprises LLC	1,191,296	Northwest Mailing Services, Inc.	365,798
Arrow Tru-Line Holdings, Inc.	346,188	Safety Infrastructure Solutions	984,147
C D N T, Inc.	634,468	ServiceMaster Company	529,375
CTP Transportation Products, LLC	334,025	Sirius XM Radio Inc.	468,363
F G I Equity LLC	236,446		13,919,228
G C Holdings	90,853	ELECTRONICS - 1.37%
Hartland Controls Holding Corporation	1,723,228	Connecticut Electric, Inc.	837,904
Hi-Rel Group LLC	949,628	Jabil Circuit, Inc.	494,375
Janus Group Holdings LLC	1,655,836	Tech Data Corporation	516,775
J.B. Poindexter Co., Inc.	535,000		1,849,054
K P H I Holdings, Inc.	260,302	FINANCIAL SERVICES - 7.66%
K P I Holdings, Inc.	274,976	Ally Financial, Inc.	813,750
LPC Holding Company	147,330	Alta Mesa Financial Services	806,250
MEGTEC Holdings, Inc.	566,822	Braskem Finance Ltd.	383,906
Nortek, Inc.	8,221	CIT Group, Inc.	1,024,221
O E C Holding Corporation	471,112	GATX Corporation	521,621
Postle Aluminum Company LLC	1,141,465	General Electric Capital Corporation	575,352
Strahman Holdings Inc	1,294,342	Lazard Group LLC	518,021
Truck Bodies & Equipment International	1,247,352	LBC Tank Terminals Holding Netherlands B.V.	707,752
	13,326,377	Icahn Enterprises L.P.	1,119,313
		Morgan Stanley	563,893
		REVSpring, Inc.	1,333,394
		Volvo Group Treasury NA	1,999,700
			10,367,173

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

HEALTHCARE, EDUCATION & CHILDCARE - 5.41%		MEDICAL DEVICES/BIOTECH - 0.43%
American Hospice Management Holding LLC $	1,450,365	MedSystems Holdings LLC	$165,134
CHG Alternative Education Holding Company	1,038,189	NT Holding Company	263,130
DaVita, Inc.	531,875	Precision Wire Holding Company	158,991
GD Dental Services LLC	119,616		587,255
HCA Holdings, Inc.	501,875	MINING, STEEL, IRON & NON-PRECIOUS
Healthcare Direct Holding Company	754,526	METALS - 1.77%
HealthSouth Corporation	443,475	Alcoa, Inc.	653,840
Qwest Diagnostic, Inc.	535,335	Coeur d’Alene Mines Corporation	502,500
SouthernCare Holdings, Inc.	108,414	Commercial Metals Company	720,000
Synteract Holdings Corporation	1,702,347	Peabody Energy Corporation	524,375
Wheaton Holding Corporation	131,533		2,400,715
	7,317,550	NATURAL RESOURCES - 0.65%
HOME & OFFICE FURNISHINGS, HOUSEWARES,		ArcelorMittal	548,125
AND DURABLE CONSUMER PRODUCTS - 2.90%		Headwaters, Inc.	328,638
Connor Sport Court International, Inc.	408,529	Intrepid Potash, Inc.	2,860
Home Décor Holding Company	376,227		879,623
Steelcase, Inc.	566,130	OIL & GAS - 11.49%
Transpac Holding Company	844,786	Access Midstream Partners, L.P.	498,750
U-Line Corporation	356,624	Antero Resources Corporation	400,925
U M A Enterprises, Inc.	1,373,381	Bill Barrett Corporation	526,250
	3,925,677	Cimarex Energy Co.	542,500
LEISURE, AMUSEMENT, ENTERTAINMENT - 1.93%		Calumet Specialty Products Partners L.P.	828,894
Brunswick Corporation	525,000	Continental Resources, Inc.	525,000
CTM Holding, Inc.	1,501,583	CVR Refining LLC	368,375
International Game Technology	586,984	Ensco PLC	625,646
	2,613,567	Forum Energy Technologies	169,600
MACHINERY - 3.82%		Hercules Offshore, Inc.	757,500
ABC Industries, Inc.	685,936	Hilcorp Energy Company	355,875
Arch Global Precision LLC	1,324,536	Hornbeck Offshore Services, Inc.	491,250
E S P Holdco, Inc.	213,978	Linn Energy, LLC	543,124
Motion Controls Holdings	1,052,263	MBWS Ultimate Holdco, Inc.	1,760,875
NetShape Technologies, Inc.	1,209,451	MEG Energy Corporation	1,046,250
Pacific Consolidated Holdings LLC	42,188	Niska Gas Storage Partners LLC	492,500
Thermadyne Holdings Corporation	243,458	Petroplex Inv Holdings LLC	1,360,431
Welltec A/S	399,375	Precision Drilling Corporation	267,500
	5,171,185	Regency Energy Partners LP	440,938
		RKI Inc.	540,000
		Rosetta Resources Inc.	511,250

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Samson Investment Company	$381,500	WASTE MANAGEMENT / POLLUTION - 0.36%
Stone Energy Corporation	541,250	Aquilex Holdings LLC	$171,905
Tesoro Logistics LP	522,500	Terra Renewal LLC	315,774
Unit Corporation	530,000		487,679
Weatherford International Limited	523,598
	15,552,281
PHARMACEUTICALS - 1.08%		Total Investments - 108.27%	$146,587,030
CorePharma LLC	268,087
Forest Laboratories, Inc.	920,025
Valeant Pharmaceuticals International	270,625
	1,458,737
TECHNOLOGY - 0.59%
First Data Corporation	268,750
Smart Source Holdings LLC	534,842
	803,592
TELECOMMUNICATIONS - 2.66%
All Current Holding Company	241,067
CCO Holdings Capital Corporation	990,000
Centurytel, Inc.	516,250
Neustar Inc.	325,313
Sprint Corporation	162,750
Sprint Nextel Corporation	548,125
T-Mobile USA Inc.	658,476
Univision Communications	163,600
	3,605,581
TRANSPORTATION - 2.80%
CHC Helicopter SA	977,625
Hertz Corporation	235,675
MNX Holding Company	1,211,223
Topaz Marine S.A.	525,000
VP Holding Company	843,661
	3,793,184
UTILITIES - 1.86%
Dominion Resources, Inc.	1,999,963
NRG Energy, Inc.	515,000
	2,514,963

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.   History
Babson Capital Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC (“Babson Capital”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.   Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed.

Babson Capital considers all relevant factors that are reasonably available, through either public information or information available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $85,971,411 (63.50% of net assets) as of March 31, 2014 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At March 31, 2014, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of March 31, 2014.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple. A discount for lack of marketability is applied to the end result.

	Valuation	Unobservable		Weighted
	Technique	Inputs	Range	Average
Corporate	Discounted	Discount	7.0% to	13.9%
Bonds	Cash Flows	Rate	17.4%
Equity	Market	Valuation	3.5x to	7.0x
Securities	Approach	Multiple	10.8x
		Discount	0% to 25%	5.3%
		for lack of
		marketability
		EBITDA	$0.2 million	$19.8
			to $143.2 million	million

Fair Values Hierarchy

The Company categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The following is a summary of the inputs used to value the Trust’s net assets as of March 31, 2014:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$76,541,359	$—	$17,420,478	$59,120,881
Common Stock - U.S.	9,955,277	—	—	9,955,277
Preferred Stock	7,350,082	—	—	7,350,082
Partnerships and LLCs	9,545,171	—	—	9,545,171
Public Securities
Bank Loans	171,905		171,905
Corporate Bonds	39,012,492	—	39,012,492	—
Common Stock - U.S.	11,081	11,081	—	—
Short-term Securities	3,999,663	—	3,999,663	—
Total	$146,587,030	$11,081	$60,604,538	$85,971,411

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Beginning					Transfers in	Ending
	balance	Included in				and/or	balance at
Assets:	at 12/31/2013	earnings	Purchases	Sales	Prepayments	out of Level 3	03/31/2014
Restricted Securities
Corporate Bonds	$56,939,587	$1,194,958	$6,197,552	$(811,311)	$(4,399,905)	$—	$59,120,881
Common Stock - U.S.	9,668,741	(353,896)	340,432	—	—	—	9,955,277
Preferred Stock	6,926,282	169,069	254,731	—	—	—	7,350,082
Partnerships and LLCs	9,491,997	(577,664)	630,838	—	—	—	9,545,171
	$83,026,607	$432,467	$7,723,553	$(811,311)	$(4,399,905)	$—	$85,971,411

There were no transfers into or out of Level 1 and Level 2 assets.

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations for Level 3 assets:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$79,790	—

Net realized gain on
investments before taxes	$240,645	—

Net change in unrealized
depreciation of investments
before taxes.	$112,032	698,814

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

B.    Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C.    Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D.    Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of March 31, 2014, the PI Subsidiary Trust has incurred income tax expense of $1,346.
3.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of March 31, 2014, the PI Subsidiary Trust has a deferred tax liability of $737,955.

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the three months ended March 31, 2014.

E.     Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

Investment Advisory and Administrative Services Contract

A.    Services:

Under an Investment Advisory and Administrative Services Contract (the “Contract”) with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B.    Fee:

For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust’s net assets as of such day.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

4.	Senior Indebtedness

MassMutual holds the Trust’s $15,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2014, the Trust incurred total interest expense on the Note of $153,375.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments
For the three
months ended
03/31/14
Proceeds
		Cost of	from
		Investments	Sales or
		Acquired	Maturities
	Corporate restricted securities	$12,061,083	$5,989,441
	Corporate public securities	5,301,422	1,591,033

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of March 31, 2014. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of March 31, 2014 is $132,335 and consists of $16,354,557 appreciation and $16,222,222 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $737,955 on net unrealized gains on the PI Subsidiary Trust.

Babson Capital Participation Investors

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Babson Capital Participation Investors

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Babson Capital Participation Investors

Members of the Board of Trustees

William J. Barrett

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Offiicers

Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President & Chief
Financial Officer

Christopher A. DeFrancis
Vice President, Secretary &
Chief Legal Officer

Sean Feeley
Vice President

Michael P. Hermsen
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Babson Capital Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Babson Capital Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansans City, MO 64121-9086.